UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
September 7, 2006
Date of report (Date of earliest event reported)
STONE ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12074	72-1235413

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 E. Kaliste Saloom Road
Lafayette, Louisiana		70508

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (337) 237-0410
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01. Other Events
SIGNATURE

Item 8.01. Other Events.
     On September 7, 2006, the compensation committee and board of directors of Stone Energy Corporation (“Stone”) agreed to put in place certain employee retention items to become effective in the event the proposed merger between Stone and Energy Partners, Ltd. (“EPL”) is not effected. These items include market salary adjustments, a one hundred percent targeted bonus opportunity, restricted stock awards, and certain change of control policies. These retention items are intended to address employee uncertainty that resulted from the unexpected tender offer by ATS, Inc. for EPL that is conditioned on the proposed merger between Stone and EPL not being effected.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, Stone Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION

Date: September 12, 2006	By:	/s/ J. Kent Pierret

J. Kent Pierret Senior Vice President, Chief Accounting Officer and Treasurer